UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021

CALADRIUS BIOSCIENCES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33650 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

110 Allen Road, Second Floor, Basking Ridge, NJ 07920
(Address of Principal Executive Offices)(Zip Code)

(908) 842-0100
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLBS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.
On June 4, 2021, Caladrius Biosciences, Inc., a Delaware corporation (the “Company”), entered into an At The Market Offering Agreement, dated June 4, 2021 (the “ATM Agreement”) with H.C. Wainwright & Co., LLC (“Wainwright”), as sales agent, in connection with an “at the market offering” under which the Company from time to time may offer and sell shares of its common stock, par value $0.001 per share (the “Common Stock”), having an aggregate offering price of up to $50,000,000 (the “Shares”). Shares sold under the ATM Agreement will be offered and sold pursuant to the Company’s Registration Statement on Form S-3, which was initially filed on April 1, 2021 and which was declared effective by the Securities and Exchange Commission (the “SEC”) on May 4, 2021 (Registration No. 333-254971) (the “Registration Statement”) and a prospectus supplement that the Company expects to file with the SEC relating to the Shares shortly after the filing of this Current Report on Form 8-K.
    This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares, nor shall there be any offer, solicitation or sale of the Shares in any state or country in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or country.
    The opinion of the Company’s counsel regarding the validity of the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K. This opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.
    The Company cautions you that statements included in this Current Report on Form 8-K that are not a description of historical facts are forward-looking statements. These forward-looking statements include statements regarding the Company’s ability to sell Shares pursuant to the ATM Agreement. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these statements, results or sales will be achieved or completed due in part to risks and uncertainties inherent in the Company’s business, including those described in the Company’s Form 10-K for the year ended December 31, 2020 filed with the SEC on February 25, 2021. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
10.1	At The Market Offering Agreement, dated June 4, 2021, by and between Caladrius Biosciences, Inc. and H.C. Wainwright & Co., LLC.
23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (contained in Exhibit 5.1).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALADRIUS BIOSCIENCES, INC.

By: /s/ David J. Mazzo
Name: David J. Mazzo, PhD
Title: President and Chief Executive Officer
Dated: June 4, 2021